AERO PHARMACEUTICALS, INC.

FINANCIAL STATEMENTS

December 31, 2010

MBAF

MORRISON BROWN ARGIZ & FARRA, LLC

CERTIFIED PUBLIC ACCOUNTANTS AND ADVISORS

AERO PHARMACEUTICALS, INC.
TABLE OF CONTENTS
DECEMBER 31, 2010

MBAF
MORRISON BROWN ARGIZ & FARRA, LLC
CERTIFIED PUBLIC ACCOUNTANTS AND ADVISORS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Aero Pharmaceuticals, Inc.

We have audited the accompanying balance sheet of Aero Pharmaceuticals, Inc. (the "Company") as of December 31, 2010, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aero Pharmaceuticals, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Morrison, Brown, Argiz & Farra

Miami, Florida
March 9, 2011

MIAMI 1001 Brickell Bay Drive, 9th Floor, Miami FL 33131 | T 305 373 5500 F 305 373 0056 | www.mbafcpa.com

AERO PHARMACEUTICALS, INC.
BALANCE SHEET
DECEMBER 31, 2010

ASSETS

CURRENT ASSETS		
Cash and Cash Equivalents	$	850,444
Accounts Receivable, net		25,644
Inventory		43,520
Other Current Assets		40,412
Total Current Assets		**960,020**
PROPERTY AND EQUIPMENT, NET		3,819
	$	963,839

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES		
Accounts Payable and Accrued Liabilities	$	9,949
Royalties Payable		278,460
Total Current Liabilities		**288,409**
COMMITMENTS AND CONTINGENCIES (NOTES 7 and 8)		
SHAREHOLDERS' EQUITY		
Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Class A Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Class B Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Common Stock, No Par Value; 200,000,000 Shares Authorized; 150,070,000 Shares Issued; 111,145,001 Shares Outstanding		8,839,396
Class B Common Stock, Par Value $0.03; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Accumulated deficit		(7,871,142)
Less Treasury Stock, at cost (38,924,999 Shares)		(292,824)
Total Shareholders' Equity		**675,430**
Total Liabilities and Shareholders' Equity	$	**963,839**

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

REVENUE		
Product Sales	$	331,391
Sales Returns, Rebates and Discounts		(36,012)
Revenue, Net		**295,379**
COST OF SALES		
Cost of Goods Sold		92,139
Shipping and Handling		23,106
Royalty Expense		28,445
Total Cost of Sales		**143,690**
Gross Profit		**151,689**
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE		**219,902**
Loss from Operations		**(68,213)**
OTHER INCOME AND EXPENSE, NET		
Interest Expense, Net		(32,484)
Total Other Income and Expense, Net		**(32,484)**
Net Loss	**$**	**(100,697)**

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 2010

	Common Stock		Treasury Stock		Accumulated	
	Shares	Amount	Shares	Amount	Deficit	Total
Balance at December 31, 2009	150,070,000	$ 8,839,396	(38,924,999)	$ (292,824)	$ (7,770,445)	$ 776,127
Net loss	–	–	–	–	(100,697)	(100,697)
Balance at December 31, 2010	150,070,000	$ 8,839,396	(38,924,999)	$ (292,824)	$ (7,871,142)	$ 675,430

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES		
Net Loss	$	(100,697)
Adjustments to reconcile net loss to net cash used in operating activities		
Depreciation and amortization		9,280
Benefit from reversal of provision for doubtful accounts		(31,012)
Changes in Operating Assets and Liabilities		
Decrease in Accounts Receivable		34,894
Decrease in Inventory		25,692
Increase in Other Current Assets		(31,896)
Decrease in Accounts Payable and Accrued Liabilities		(88,687)
Increase in Royalties Payable		62,327
Net Cash Used In Operating Activities		**(120,099)**
CASH FLOWS FROM INVESTING ACTIVITIES		
Proceeds from Sale of Investments		261
Net Cash Provided By Investing Activities		**261**
Net Decrease in Cash and Cash Equivalents		**(119,838)**
Cash and cash equivalents, beginning of year		970,282
Cash and cash equivalents, end of year	$	850,444

The accompanying Notes are an integral part of these Financial Statements

NOTE 1: NATURE OF BUSINESS

Aero Pharmaceuticals, Inc. (the "Company") was incorporated in Florida on July 10, 1997. During 2010, the Company's operations consisted primarily of the sale of dermatology-related pharmaceutical products.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates, and the differences could be material.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid short-term investments purchased with an original maturity date of three months or less to be cash equivalents. The Company includes overnight repurchase agreements securing its depository bank accounts (sweep accounts) in its cash balances. At December 31, 2010, the Company had approximately $108,000 on deposit in such sweep accounts.

Allowances for Doubtful Accounts and Sales Adjustments

The Company provides an allowance for accounts receivable it believes it may not collect in full. Accounts receivable are recorded at the stated amount of the transactions with the Company's customers. Accounts receivable are written off when they are deemed to be uncollectible and all collection attempts have ceased. The amount of bad debt recorded each period and the resulting adequacy of the allowance at the end of each period are determined using a combination of the Company's historical loss experience, customer-by-customer analysis of the Company's accounts receivable each period and subjective assessments of the Company's future bad debt exposure.

Additionally, the Company provides an allowance for various subsequent sales adjustments that the Company anticipates providing to various customers. Certain of the Company's customers are entitled to discounts and other adjustments in accordance with their agreements with the Company and the timing of their payments to the Company. The allowance for these adjustments is determined using a combination of historical data as well as a customer-by-customer analysis for those customers entitled to receive certain adjustments.

As of December 31, 2010, the Company had recorded approximately $13,000 of allowances for doubtful accounts and sales adjustments.

Inventory

Inventory, consisting of dermatology products, is recorded at the lower of cost or market using the weighted average method.

Property and Equipment

Property and equipment consist of website development and leasehold improvements and are recorded at cost less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, which are 3 years for website development and the initial lease term (3 years) for leasehold improvements. Accumulated depreciation as of December 31, 2010 was approximately $24,000.

Impairment

The Company assesses whether there has been permanent impairment of its long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of the asset to future net undiscounted cash flows expected to be generated from the use and eventual disposition of the asset. No impairment has been recognized by the Company during the year ended December 31, 2010.

Income Taxes

The Company provides for federal and state income taxes at the applicable federal and state statutory rates. Deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and the amounts recorded for financial reporting purposes. Deferred tax assets are recorded when management considers it to be more likely than not that the deferred tax assets will be realized.

The Company recognizes and measures tax positions taken or expected to be taken in its tax return based on their technical merit and assesses the likelihood that the positions will be sustained upon examination based on the facts, circumstances and information available at the end of each period. Interest and penalties on tax liabilities, if any, would be recorded in interest expense and other income and expense, respectively.

Revenue Recognition

Revenue is recognized when product is delivered, pricing is final or determinable, and collection is reasonably assured.

Taxes Assessed on Revenue Producing Transactions

The Company presents sales taxes on revenue-producing transactions between a seller and customer using the net presentation: thus, sales and cost of revenues are not affected by such taxes.

Shipping and Handling

The Company's shipping and handling costs are included in cost of sales and amounted to $23,106 during the year ended December 31, 2010.

Subsequent Events

The Company has evaluated subsequent events through March 9, 2011, which is the date the financial statements were available to be issued.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and royalties payable approximate fair value due to the short term maturities of the instruments. Under GAAP, fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

The Company has determined that there was no material difference between the carrying value and the fair value of its financial assets and liabilities as of December 31, 2010.

NOTE 3: CONCENTRATIONS OF RISK

Financial instruments and activities that potentially subject the Company to risk consist principally of cash and cash equivalents, sales and accounts receivable, and purchases and accounts payable.

Cash and Cash Equivalents

The Company maintains its cash and cash equivalents at banks and financial institutions it considers to be of high credit quality; however the Company's cash deposits may at times be in excess of the FDIC limit. The Company's deposits at banks above the Federal Deposit Insurance Corporation ("FDIC") limit are maintained in sweep accounts that are collateralized by overnight repurchase agreements. The Company has not experienced losses on these accounts, and management believes that the Company is not exposed to significant risks on such accounts.

Sales and Accounts Receivable

The Company grants credit to customers, substantially all of whom are distribution and medical parties located throughout the United States. The Company typically does not require collateral from customers. The Company incurs significant credit risk due to the concentration of revenues and accounts receivable from three major customers.

The Company is dependent on three customers for a significant portion of its business. During the year ended December 31, 2010, approximately 58% of the Company's revenue was generated by sales of products to these customers. The following table summarizes the percentage of total revenue and total accounts receivable from these three customers:

Customer	Percentage of Total Sales for the Year Ended December 31, 2010	Accounts Receivable Outstanding as of December 31, 2010
A	26%	$ 8,661
B	20%	5,209
C	12%	13,513
	58%	$ 27,383

The loss of any of these customers could have a material adverse effect on the Company's financial position, results of operations and liquidity. The Company believes its relationships with these customers

are good and that it is highly unlikely that any of them will terminate or suspend their purchasing activity. However, the Company is making efforts to mitigate this risk by diversifying its customer base.

Purchases and Accounts Payable

During the year ended December 31, 2010, one vendor accounted for 100% of the Company's product purchases. There were no accounts payable to this vendor at December 31, 2010. Should this vendor stop selling to the Company, it could have a material adverse effect on the Company's financial position, results of operations and liquidity. The Company believes its relationship with this vendor is good and that it is highly unlikely that it will refuse to fill future orders. The Company has the ability to procure its products from other vendors and management believes that it could satisfactorily mitigate any such loss of production by reallocating purchases to such other vendors. The Company has given a cash deposit to an alternative local vendor in anticipation of fulfilling future inventory orders. No orders have been placed, but it is likely an order will be placed in 2011. The Company has purchased the remaining raw materials from the previous vendor in anticipation of transferring them to the new vendor to produce inventory product.

NOTE 4: INVENTORY

Inventory consists of the following at December 31, 2010:

Raw Materials	$ 21,724
Dermatology Products	21,796
	$ 43,520

The Company recorded a valuation adjustment to inventory of approximately $5,573 during the year ended December 31, 2010 for inventory that had passed or was approaching its expiration date. This adjustment is included in cost of goods sold in the accompanying statement of operations.

On September 25, 2006, the Company entered into an agreement to acquire inventory consisting of certain dermatology related products from another pharmaceutical company. The Company's inventory acquisition agreement set no price for the acquired inventory, but requires the Company to pay quarterly royalties based on the Company's net sales of certain dermatology products. These royalties approximate 10% of net sales until the Company has incurred $1,000,000 in cumulative royalties and 5% of net sales through the remainder of the royalty period, which ends December 31, 2021. Royalty expense recognized under this agreement during the year ended December 31, 2010 totaled approximately $28,445. Total royalties payable under this agreement as of December 31, 2010, including accrued interest, was $278,460.

NOTE 5: INCOME TAXES

The Company accounts for income taxes using the asset and liability method, the objective of which is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting and the tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The difference between income taxes at the statutory federal income tax rate and income taxes reported in the statement of operations are attributable to the following:

	December 31, 2010
Income tax benefit at the federal statutory rate	34.00%
State and local income taxes, net of effect of federal taxes	3.63
Increase in valuation allowance	(37.63)
Provision for income tax	0.00%

As of December 31, 2010, the Company's deferred tax asset of $2,132,535 consisted primarily of net operating loss carry forwards of approximately $5,376,000 which expire in varying amounts through 2028. The ability to utilize such losses is dependent upon the Company's ability to generate future income. The Company recorded a full valuation allowance with respect to any future tax benefits arising from the deferred tax assets due to the uncertainty of their ultimate realization. The net increase in the valuation allowance was approximately $38,000 for the year ended December 31, 2010.

For the year ended December 31, 2010, the Company did not have any unrecognized tax benefits as a result of tax positions taken during a prior period or during the current period. No interest or penalties have been recorded as a result of tax uncertainties.

The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns. Tax years ranging from 2007 to 2010 remain open to examination as the statute of limitations has not expired. Because the Company is carrying forward income tax attributes, such as net operating losses, from 2004 and earlier tax years, these attributes can still be audited when utilized on returns filed in the future.

NOTE 6: SHAREHOLDERS' EQUITY

Common Stock - The Company has authorized 200,000,000 shares of no par value Common Stock ("Common Stock") and 10,000,000 shares of $0.03 per share par value, non-voting, Class B Common Stock ("Class B Common Stock"). The Class B Common Stock may be converted by the Company into shares of Common Stock on a one-for-one basis, and it is automatically convertible into shares of Common Stock on a one-for-one basis upon a change of control or upon any of the Company's other securities becoming eligible to be publicly traded. In the case of dissolution Class B Common Stock is subordinate to all other shareholders. No Class B Common Stock was outstanding at December 31, 2010.

Preferred Stock - The Company has authorized 30,000,000 shares of no par value, non-voting Preferred Stock, including 10,000,000 shares designated Class A Preferred Stock and 10,000,000 shares designated Class B Preferred Stock. The Class A and Class B Preferred Stock carry liquidation preferences above the Common Shareholders and are subject to any superior rights given to holders of any other series of Preferred Stock. The Class A and Class B Preferred Stock are convertible on a one-for-one basis into shares of Common Stock at any time at the option of the Shareholder or the Company, and they are automatically convertible on the same basis upon the Common Stock becoming eligible to be publicly traded. No Preferred Stock was outstanding at December 31, 2010.

Treasury Stock – In 2009 the Company reacquired 38,924,999 shares of Common Stock for aggregate consideration of $292,824.

NOTE 7: RELATED PARTY TRANSACTIONS

Operating Leases

Effective November 1, 2009, the Company entered into a lease for office and warehouse space from a related party under a non-cancelable operating lease that expires October 31, 2012. Rent expense under this lease during 2010 was approximately $25,000 and is included in selling, general and administrative expenses in the accompanying statement of operations. As of December 31, 2010, there were no outstanding accounts payable related to this lease.

At December 31, 2010, aggregate future minimum lease payments under the non-cancelable operating lease was approximately $45,000, including approximately $24,000 and $21,000 for the years ending December 31, 2011 and 2012, respectively.

Shared Services

During 2010, the Company incurred expenses for accounting services provided by a different related entity. The aggregate expense incurred for these services totaled approximately $39,000 during the year ended December 31, 2010. These expenses are included in selling, general and administrative expenses in the accompanying statement of operations. As of December 31, 2010, accounts payable related to these accounting services totaled $3,029.

NOTE 8: LITIGATION

The Company is exposed to various asserted and unasserted potential claims encountered in the normal course of business. In the opinion of management, the resolution of these matters will not have a material effect on the Company's financial position, results of operations or cash flows.

AERO PHARMACEUTICALS, INC.

FINANCIAL STATEMENTS

December 31, 2009

AERO PHARMACEUTICALS, INC.
TABLE OF CONTENTS
DECEMBER 31, 2009

MBAF
MORRISON BROWN ARGIZ & FARRA, LLP
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Aero Pharmaceuticals, Inc.

We have audited the accompanying balance sheet of Aero Pharmaceuticals, Inc. (the "Company") as of December 31, 2009, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aero Pharmaceuticals, Inc. as of December 31, 2009, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Morrison, Brown, Argiz & Farra

Miami, Florida
December 17, 2010

40 YEARS OF EXCELLENCE

AERO PHARMACEUTICALS, INC.
BALANCE SHEET
DECEMBER 31, 2009

ASSETS

CURRENT ASSETS		
Cash and Cash Equivalents	$	970,282
Accounts Receivable, net		29,526
Inventory		69,212
Other Current Assets		8,516
Total Current Assets		**1,077,536**
PROPERTY AND EQUIPMENT, NET		13,099
OTHER ASSETS		261
	$	**1,090,896**

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES		
Accounts Payable and Accrued Liabilities	$	98,636
Royalties Payable		216,133
Total Current Liabilities		**314,769**
COMMITMENTS AND CONTINGENCIES		
SHAREHOLDERS' EQUITY		
Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Class A Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Class B Preferred Stock, No Par Value; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Common Stock, No Par Value; 200,000,000 Shares Authorized; 150,070,000 Shares Issued; 111,145,001 Shares Outstanding		8,839,396
Class B Common Stock, Par Value $0.03; 10,000,000 Shares Authorized; No Shares Issued and Outstanding		–
Accumulated deficit		(7,770,445)
Less Treasury Stock, at cost (38,924,999 Shares)		(292,824)
Total Shareholders' Equity		776,127
Total Liabilities and Shareholders' Equity	$	**1,090,896**

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

REVENUE		
Product Sales	$	515,767
Sales Returns, Rebates and Discounts		(55,586)
Revenue, Net		**460,181**
COST OF SALES		
Cost of Goods Sold		178,904
Shipping and Handling		142,829
Royalty Expense		56,033
Total Cost of Sales		**377,766**
Gross Profit		**82,415**
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE		**549,495**
Loss from Operations		**(467,080)**
OTHER INCOME AND EXPENSE, NET		
Interest Expense, Net		(11,253)
Gain on Sale of Investments		220,943
Total Other Income and Expense, Net		**209,690**
Net Loss	**$**	**(257,390)**

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC.
STATEMENT OF SHAREHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 2009

	Common Stock		Treasury Stock		Accumulated	
	Shares	Amount	Shares	Amount	Deficit	Total
Balance at December 31, 2008	**150,070,000**	**$ 8,839,396**	**–**	**$ –**	**$ (7,513,055)**	**$ 1,326,341**
Purchase of 38,924,999 Treasury Shares, at cost	–	–	(38,924,999)	(292,824)	–	**(292,824)**
Net loss	–	–	–	–	(257,390)	**(257,390)**
Balance at December 31, 2009	**150,070,000**	**$ 8,839,396**	**(38,924,999)**	**$ (292,824)**	**$ (7,770,445)**	**$ 776,127**

The accompanying Notes are an integral part of these Financial Statements

AERO PHARMACEUTICALS, INC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES		
Net Loss	$	(257,390)
Adjustments to reconcile net loss to net cash used in operating activities		
Depreciation and amortization		8,491
Gain on sale of held for sale securities		(220,943)
Allowance for doubtful accounts		–
Changes in Assets and Liabilities		
Decrease in Accounts Receivable		49,783
Decrease in Inventory		36,876
Decrease in Other Current Assets		120,300
Decrease in Accounts Payable and Accrued Liabilities		(391,564)
Increase in Royalties Payable		27,524
Net Cash Used In Operating Activities		**(626,923)**
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Property and Equipment		(2,840)
Proceeds from Sale of Investments		272,451
Net Cash Provided By Investing Activities		**269,611**
CASH FLOWS FROM FINANCING ACTIVITIES		
Purchase of Treasury Stock		(292,824)
Net Cash Used In Financing Activities		**(292,824)**
Net Decrease in Cash and Cash Equivalents		**(650,136)**
Cash and cash equivalents, beginning of period		1,620,418
Cash and cash equivalents, end of period	$	970,282

The accompanying Notes are an integral part of these Financial Statements

NOTE 1: NATURE OF BUSINESS

Aero Pharmaceuticals, Inc. (the "Company") was incorporated in Florida on July 10, 1997. During 2009, the Company's operations consisted primarily of the sale of dermatology-related pharmaceutical products.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates, and the differences could be material.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid short-term investments purchased with an original maturity date of three months or less to be cash equivalents. The Company includes overnight repurchase agreements securing its depository bank accounts (sweep accounts) in its cash balances. At December 31, 2009, the Company had approximately $398,000 on deposit in such sweep accounts.

Allowances for Doubtful Accounts and Sales Adjustments

The Company provides an allowance for accounts receivable it believes it may not collect in full. Accounts receivable are written off when they are deemed to be uncollectible and all collection attempts have ceased. The amount of bad debt recorded each period and the resulting adequacy of the allowance at the end of each period are determined using a combination of the Company's historical loss experience, customer-by-customer analysis of the Company's accounts receivable each period and subjective assessments of the Company's future bad debt exposure.

Additionally, the Company provides an allowance for various subsequent sales adjustments that the Company anticipates providing to various customers. Certain of the Company's customers are entitled to discounts and other adjustments in accordance with their agreements with the Company and the timing of their payments to the Company. The allowance for these adjustments is determined using a combination of historical data as well as a customer-by-customer analysis for those customers entitled to receive certain adjustments.

As of December 31, 2009, the Company had recorded $43,868 of allowances for doubtful accounts and sales adjustments.

Inventory

Inventory, consisting of dermatology products, is recorded at the lower of cost or market using the weighted average method.

Property and Equipment

Property and equipment consist of website development and leasehold improvements and are recorded at cost. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, which are 3 years for website development and the initial lease term (3 years) for leasehold improvements. Accumulated depreciation as of December 31, 2009 was approximately $15,000.

Impairment

The Company assesses whether there has been permanent impairment of its long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of the asset to future net undiscounted cash flows expected to be generated from the use and eventual disposition of the asset. No impairment has been recognized by the Company during the year ended December 31, 2009.

Income Taxes

The Company provides for federal and state income taxes at the applicable federal and state statutory rates. Deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and the amounts recorded for financial reporting purposes. Deferred tax assets are recorded when management considers it to be more likely than not that the deferred tax assets will be realized.

Revenue Recognition

Revenue is recognized when product is delivered, pricing is final or determinable, and collection is reasonably assured.

Shipping and Handling

The Company's shipping and handling costs are included in cost of sales and amounted to $142,829 during the year ended December 31, 2009.

Advertising

Advertising costs, included in selling, general and administrative expenses, are expensed as incurred and amounted to $73,642 during the year ended December 31, 2009.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and royalties payable approximate fair value due to the short maturities of the instruments. Under GAAP, fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

The Company has determined that there was no material difference between the carrying value and the fair value of its financial assets and liabilities as of December 31, 2009.

Effects of Recent Accounting Pronouncements

Subsequent Events - Effective December 31, 2009, the Company adopted authoritative guidance which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. In February 2010, the FASB issued additional guidance to remove the requirement for SEC filers to disclose the date through which an entity has evaluated subsequent events. This change removes potential conflicts with current SEC guidance. The guidance was effective upon issuance and had no impact on the Company's financial statements. The Company has evaluated subsequent events through December 17, 2010, which is the date the financial statements were available to be issued.

Codification - In June 2009, the FASB established the FASB Accounting Standards Codification™ ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with GAAP. All existing accounting standard documents are superseded by the Codification, and any accounting literature not included in the Codification will not be authoritative; however, rules and interpretive releases of the SEC issued under the authority of federal securities laws will continue to be sources of authoritative GAAP for SEC registrants. The Codification became effective beginning with the Company's third fiscal quarter of 2009. The Codification does not change or alter existing GAAP and, therefore, has not had any impact on the Company's financial statements.

Uncertain Tax Positions - Effective January 1, 2009, the Company adopted the provisions of an accounting standard which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with existing accounting guidance on income taxes, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Interest and penalties on tax liabilities, if any, would be recorded in interest expense and other non-interest expense, respectively. The adoption of this standard did not have any effect on the Company's financial statements.

NOTE 3: CONCENTRATIONS OF RISK

Financial instruments and activities that potentially subject the Company to risk consist principally of cash and cash equivalents, sales and accounts receivable, and purchases and accounts payable.

Cash and Cash Equivalents

The Company maintains its cash and cash equivalents at banks and financial institutions it considers to be of high credit quality; however the Company's cash deposits may at times be in excess of the FDIC limit. The Company's deposits at banks above the Federal Deposit Insurance Corporation ("FDIC") limit are maintained in sweep accounts that are collateralized by overnight repurchase agreements. The Company has not experienced losses on these accounts, and management believes that the Company is not exposed to significant risks on such accounts.

Sales and Accounts Receivable

The Company grants credit to customers, substantially all of whom are distribution and medical parties located throughout the United States. The Company typically does not require collateral from customers.

The Company incurs significant credit risk due to the concentration of revenues and accounts receivable from three major customers.

The Company is dependent on three customers for a significant portion of its business. During the year ended December 31, 2009, approximately 53% of the Company's revenue was generated by sales of products to these customers. The following table summarizes the percentage of total revenue and total accounts receivable from these three customers:

Customer	Percentage of Total Sales for the Year Ended December 31, 2009	Accounts Receivable Outstanding as of December 31, 2009
A	23%	$ 13,672
B	18%	13,201
C	12%	15,836
	53%	$ 42,709

The loss of any of these customers could have a material adverse effect on the Company's financial position, results of operations and liquidity. The Company believes its relationships with these customers are good and that it is highly unlikely that any of them will terminate or suspend their purchasing activity. However, the Company is making efforts to mitigate this risk by diversifying its customer base.

Purchases and Accounts Payable

During the year ended December 31, 2009, one vendor accounted for 100% of the Company's product purchases. Accounts payable to the vendor was approximately $0 at December 31, 2009. Should this vendor stop selling to the Company, it could have a material adverse effect on the Company's financial position, results of operations and liquidity. The Company believes its relationship with this vendor is good and that it is highly unlikely that it will refuse to fill future orders. The Company has the ability to procure its products from other vendors and management believes that it could satisfactorily mitigate any such loss of production by reallocating purchases to such other vendors.

NOTE 4: INVENTORY

Inventory consists of the following at December 31, 2009:

Dermatology Products	$ 69,212

The Company recorded a valuation adjustment to inventory of approximately $63,000 during the year ended December 31, 2009 for inventory that had passed or was approaching its expiration date. This adjustment is included in cost of goods sold in the accompanying statement of operations.

On September 25, 2006, the Company entered into an agreement to acquire inventory consisting of certain dermatology related products from another pharmaceutical company. The Company's inventory acquisition agreement set no price for the acquired inventory, but requires the Company to pay quarterly royalties based on the Company's net sales of certain dermatology products. These royalties approximate 10% of net sales until the Company has incurred $1,000,000 in cumulative royalties and 5% of net sales through the remainder of the royalty period, which ends December 31, 2021. Royalty expense recognized

under this agreement during the year ended December 31, 2009 totaled approximately $44,879. Total royalties payable under this agreement as of December 31, 2009, including accrued interest, was $216,133.

NOTE 5: INCOME TAXES

The Company accounts for income taxes using the asset and liability method, the objective of which is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting and the tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The difference between income taxes at the statutory federal income tax rate and income taxes reported in the statement of operations are attributable to the following:

	December 31, 2009
Income tax benefit at the federal statutory rate	34.00%
State and local income taxes, net of effect of federal taxes	3.63
Increase in valuation allowance	(37.63)
Provision for income tax	0.00%

As of December 31, 2009, the Company's deferred tax asset of $2,095,000 consisted primarily of net operating loss carryforwards of approximately $5,306,000 which expire in varying amounts through 2028. The ability to utilize such losses is dependent upon the Company's ability to generate future income. The Company recorded a full valuation allowance with respect to any future tax benefits arising from the deferred tax assets due to the uncertainty of their ultimate realization. The net increase in the valuation allowance was approximately $97,000 for the year ended December 31, 2009.

On January 1, 2009, the Company adopted the provisions of an accounting standard on uncertainty in income taxes. No liability for unrecognized tax benefits was recorded as a result of implementing this standard. For the year ended December 31, 2009, the Company did not have any unrecognized tax benefits as a result of tax positions taken during a prior period or during the current period. No interest or penalties have been recorded as a result of tax uncertainties.

The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns. Tax years ranging from 2005 to 2009 remain open to examination as the statute of limitations has not expired. Because the Company is carrying forward income tax attributes, such as net operating losses, from 2004 and earlier tax years, these attributes can still be audited when utilized on returns filed in the future. It is the Company's policy to include income tax interest and penalties expense, if any, in interest expense and other non-interest expense, respectively.

NOTE 6: SHAREHOLDERS' EQUITY

Common Stock - The Company has authorized 200,000,000 shares of no par value Common Stock ("Common Stock") and 10,000,000 shares of $.03 per share par value, non-voting, Class B Common Stock ("Class B Common Stock"). The Class B Common Stock may be converted by the Company into shares of Common Stock on a one-for-one basis, and it is automatically convertible into shares of

Common Stock on a one-for-one basis upon a change of control or upon any of the Company's other securities becoming eligible to be publicly traded. In the case of dissolution Class B Common Stock is subordinate to all other shareholders. No Class B Common Stock was outstanding at December 31, 2009.

Preferred Stock - The Company has authorized 30,000,000 shares of no par value, non-voting Preferred Stock, including 10,000,000 shares designated Class A Preferred Stock and 10,000,000 shares designated Class B Preferred Stock. The Class A and Class B Preferred Stock carry liquidation preferences above the Common Shareholders and are subject to any superior rights given to holders of any other series of Preferred Stock. The Class A and Class B Preferred Stock are convertible on a one-for-one basis into shares of Common Stock at any time at the option of the Shareholder or the Company, and they are automatically convertible on the same basis upon the Common Stock becoming eligible to be publicly traded. No Preferred Stock was outstanding at December 31, 2009.

Treasury Stock – Pursuant to the terms of the settlement agreement described in Note 8, the Company reacquired 38,924,999 shares of Common Stock for aggregate consideration of $292,824.

NOTE 7: RELATED PARTY TRANSACTIONS

Operating Leases

Through October 31, 2009, the Company leased office space from a related party. Rent expense under this lease during 2009 was approximately $33,000 and is included in selling, general and administrative expenses in the statement of operations.

Effective November 1, 2009, the Company entered into a lease for office and warehouse space from a second related party under a non-cancelable operating lease that expires October 31, 2012. Rent expense under this lease during 2009 was approximately $8,000 and is included in selling, general and administrative expenses in the statement of operations. As of December 31, 2009, there were no outstanding accounts payable related to this lease.

At December 31, 2009, aggregate future minimum lease payments under the non-cancelable operating lease was approximately $68,000, including approximately $23,000, $24,000 and $21,000 for the years ending December 31, 2010, 2011 and 2012, respectively.

Management Fees

During 2009, the Company incurred expenses for management and administrative services provided by a related entity. The fees for these services totaled $60,000 during the year ended December 31, 2009. These expenses are included in selling, general and administrative expenses in the statement of operations. As of December 31, 2009, accounts payable related to these management services totaled $60,000.

During 2009, the Company incurred expenses for accounting services provided by a different related entity. The aggregate expense incurred for these services totaled approximately $39,000 during the year ended December 31, 2009. These expenses are included in selling, general and administrative expenses in the statement of operations. As of December 31, 2009, accounts payable related to these accounting services totaled $3,455.

Distribution Agreement

The Company had a distribution agreement with a shareholder to distribute a specific product. This agreement was terminated effective May 29, 2009 pursuant to the settlement agreement described in Note 8, below. The distribution agreement required royalty payments of 6.5% of net sales of this product. Royalty expense incurred during the year ending December 31, 2009 was $6,900 through the May 29, 2009 termination date. Total royalties payable under the distribution agreement as of May 29, 2009 totaled $41,042, and were paid to the shareholder during 2009 as part of the settlement agreement described in Note 8.

NOTE 8: LEGAL PROCEEDINGS

On February 20, 2009, the Company was made a defendant to a lawsuit filed by one of its shareholders to inspect certain records of the Company. No monetary relief was sought other than reimbursement of attorney fees, and the suit was dismissed on July 27, 2009 pursuant the terms of the settlement agreement described below.

In addition to the May 29, 2009 termination of the distribution agreement described in Note 7, on July 7, 2009, the Company entered into a Securities Purchase and Settlement Agreement (the "Settlement Agreement") with the shareholder described in Note 7. The terms of the Settlement Agreement include, a) the Company acquired the 38,924,999 shares of the Company's Common Stock held by the shareholder for aggregate consideration of $333,866 in cash, b) the shareholder dismissed the lawsuit described above, and c) the Company and shareholder executed mutual limited releases of liability, including, but not limited to all then-outstanding royalties payable pursuant to the distribution agreement.

In accordance with GAAP, $41,042 of the $333,866 aggregate consideration described above was accounted for as payment of outstanding royalty obligations, and $292,824 was accounted for as acquisition of Treasury Stock (see Note 6).

NOTE 9: GAIN ON SALE OF INVESTMENTS

During 2009, the Company recognized a $220,943 gain on the sale of certain stock held as a long-term investment. The Company acquired the stock pursuant to the 2007 spin-off of its respiratory products business. The stock was carried at cost and valued at $51,508. The Company still holds 261,111 shares that are restricted pursuant to a stock repurchase agreement. These remaining shares are valued at $261 and are included in other assets in the accompanying financial statements.